SCHEDULE "A"

CLASS A UNIT WARRANT CERTIFICATE

THIS IS SCHEDULE "A" to the Warrant Indenture made as of [•], 2015 between Texas Rare Earth Resources Corp. and Securities Transfer Corporation, as Warrant Agent.

CLASS A UNIT WARRANT CERTIFICATE
TEXAS RARE EARTH RESOURCES CORP.
(Incorporated under the laws of the State of Delaware)

CUSIP 882672 116

CLASS AWARRANT CERTIFICATE NO. ____________________ ________WARRANTS entitling the holder to acquire, subject to adjustment, one (1) Common Share for each whole Warrant represented hereby.

THIS CERTIFIES THAT, for value received,______________________________ (hereinafter referred to as the "**holder**"), subject to the terms, covenants, conditions and provisions of that Warrant Indenture between Texas Rare Earth Resources Corp., a Nevada Corporation (the "**Corporation**"), and Securities Transfer Corporation (the "**Warrant Agent**"), dated [•], 2015 (the "**Indenture**"), is entitled at any time prior to 5:00 p.m. (New York time) on [•], (the "**Time of Expiry**") to acquire in the manner and subject to the restrictions and adjustments set forth in the Indenture, one (1) fully paid and non-assessable share of common stock ("**Common Share**") of the Corporation, as such shares were constituted on the Effective Date, upon payment of US$0.35 per share payable to the Corporation by way of a certified cheque, money order or bank draft. Any Warrants not exercised prior to the Time of Expiry shall be void and of no effect. Any terms utilized herein and not otherwise defined shall have the meanings ascribed thereto in the Indenture.

The certificates representing the Common Shares issued may be obtained upon duly completing and executing the Exercise Form attached hereto and surrendering this Warrant Certificate to the Warrant Agent at the principal office of the Warrant Agent in the State of Texas (or such alternate place or additional place as may be designated from time to time), together with a certified cheque, bank draft or money order payable to the Corporation for the applicable Class A Unit Exercise Price. These Warrants shall be deemed to be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Warrant Agent at the office referred to above, unless the Corporation accepts another form of delivery. Upon surrender of these Warrants for Common Shares, the person or persons in whose name or names the Common Shares issuable upon exercise of the Warrants are to be issued shall be deemed for all purposes (except as provided in the Indenture) to be the holder or holders of record of such Common Shares and the Corporation has covenanted that it will (subject to the provisions of the Indenture) as soon as practicable and in any event within three (3) Business Days after the Exercise Date cause a certificate or certificates representing such Common Shares to be delivered to the Warrant Agency or to be mailed to the person or persons at the address or addresses specified in the Exercise Form. The registered holder of these Warrants may only acquire that number of Common Shares that is equal to the number of Common Shares

which may be acquired for the Warrants represented by this Warrant Certificate. The registered holder of these Warrants may acquire any lesser number of Common Shares than the total number of Common Shares that may be acquired upon the exercise of the Warrants represented by this Warrant Certificate. In such event, the holder shall be entitled to receive a new Warrant Certificate for the balance of the Common Shares which may be acquired. No fractional Common Shares will be issued.

The Warrants represented by this certificate are issued under and pursuant to the Indenture between the Corporation and the Warrant Agent. Reference is made to the Indenture and any instruments supplemental thereto for a full description of the rights of the holders of the Warrants and the terms and conditions upon which the Warrants are, or are to be, issued and held, with the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth. By acceptance hereof, the holder assents to all provisions of the Indenture. A copy of the Indenture will be provided at no cost to a holder who makes a request for such copy to the Corporation. The Indenture provides for adjustments to the right of exercise, including the amount of and class and kind of securities or other property issuable upon exercise, upon the happening of certain stated events, including the subdivision or consolidation of the Common Shares, certain distributions of Common Shares or securities convertible into Common Shares or of other securities or assets of the Corporation, certain offerings of rights, warrants or options and certain reorganizations. IF ANY CONFLICT EXISTS BETWEEN THE PROVISIONS CONTAINED HEREIN AND THE PROVISIONS OF THE INDENTURE, THE PROVISIONS OF THE INDENTURE SHALL GOVERN.

The Warrants evidenced hereby shall not be exercised by any person during any time that no registration statement under the U.S. Securities Act registering the Common Shares issuable upon the exercise of the Warrants evidenced hereby is effective, unless an exemption from the registration requirements of the U.S. Securities Act is available and such holder provides evidence of the availability of such exemption satisfactory to the Corporation and the Warrant Agent. During such time and prior to the Time of Expiry, any person holding such Warrants shall have the right to provide notice to the Corporation of their intent to exercise, at which time the Corporation shall, at its own discretion, either permit such holder to exercise on a cashless basis such Warrant (provided that the Common Shares issued pursuant to such cashless exercise shall not be subject to any transfer restrictions in the United States) or redeem such warrants in accordance with the terms of the Indenture.

The holder of this Warrant Certificate may, at any time prior to the Time of Expiry, upon surrender hereof to the Warrant Agent at its principal office in the city of Denver, Colorado (or such alternate place or additional place as may be designated from time to time), exchange this Warrant Certificate for other Warrant Certificates entitling the holder to acquire, in the aggregate, the same number of Common Shares as may be acquired under this Warrant Certificate.

The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in the Indenture and in this Warrant Certificate.

The parties hereto have expressly requested that this Warrant Certificate, all documents attached hereto, any notices or other documents to be given under this Warrant Certificate, and other documents related thereto be drawn up in the English language.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of the date hereof.

TEXAS RARE EARTH RESOURCES CORP.

By:
Name:
Title:

By:
Name:
Title:

COUNTERSIGNED:

SECURITIES TRANSFER CORPORATION

____

Authorized Signatory

CLASS A UNIT WARRANT EXERCISE FORM

TO: **Texas Rare Earth Resources Corp. and**
Securities Transfer Corporation

The undersigned hereby exercises the right to acquire Common Shares of Texas Rare Earth Resources Corp. (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Indenture referred to in the accompanying Warrant Certificate) in accordance with and subject to the provisions of such Indenture and in connection therewith has enclosed a certified cheque, money order or bank draft payable to Texas Rare Earth Resources Corp. in an amount equal to US$(or a price as adjusted pursuant to the Indenture) in respect of each Common Share to be issued.

Number of Warrants Exercised:

The Common Shares (or other securities or property) are to be issued as follows:

Name:

Address in full:

Social Insurance Number:

Number of Common Shares:

Note: If further nominees intended, please attach (and initial) a schedule giving these particulars.

Signature Guaranteed

(Signature of Warrantholder)
(Print full name)

Instructions:

1. The registered holder may receive its Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants to Securities Transfer Corporation at its principal office at Denver, Colorado.

2. If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the signature of such holder on the Exercise Form must be guaranteed by, a member of the Securities Transfer Association Medallion program, or a member of the Stock Exchange Medallion Program.

3. If the Exercise Form is signed by an agent, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Warrant Agent and the Corporation.

4. In the United States, signature guarantees must be executed by members of a "Medallion Signature Guarantee Program" only.

SCHEDULE "B"

CLASS B UNIT WARRANT CERTIFICATE

THIS IS SCHEDULE "B" to the Warrant Indenture made as of [•], 2015 between Texas Rare Earth Resources Corp. and Securities Transfer Corporation, as Warrant Agent.

CLASS B UNIT WARRANT CERTIFICATE
TEXAS RARE EARTH RESOURCES CORP.
(Incorporated under the laws of the State of Delaware)

CUSIP 882672 124

CLASS AWARRANT CERTIFICATE NO. ____________________ ______ WARRANTS entitling the holder to acquire, subject to adjustment, one (1) Common Share for each whole Warrant represented hereby.

THIS CERTIFIES THAT, for value received,______________________________ (hereinafter referred to as the "**holder**"), subject to the terms, covenants, conditions and provisions of that Warrant Indenture between Texas Rare Earth Resources Corp., a Nevada Corporation (the "**Corporation**"), and Securities Transfer Corporation (the "**Warrant Agent**"), dated [•], 2015 (the "**Indenture**"), is entitled at any time prior to 5:00 p.m. (New York time) on [•], (the "**Time of Expiry**") to acquire in the manner and subject to the restrictions and adjustments set forth in the Indenture, one (1) fully paid and non-assessable share of common stock ("**Common Share**") of the Corporation, as such shares were constituted on the Effective Date, upon payment of US$0.50 per share payable to the Corporation by way of a certified cheque, money order or bank draft. Any Warrants not exercised prior to the Time of Expiry shall be void and of no effect. Any terms utilized herein and not otherwise defined shall have the meanings ascribed thereto in the Indenture.

The certificates representing the Common Shares issued may be obtained upon duly completing and executing the Exercise Form attached hereto and surrendering this Warrant Certificate to the Warrant Agent at the principal office of the Warrant Agent in the State of Texas (or such alternate place or additional place as may be designated from time to time), together with a certified cheque, bank draft or money order payable to the Corporation for the applicable Class B Unit Exercise Price. These Warrants shall be deemed to be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Warrant Agent at the office referred to above, unless the Corporation accepts another form of delivery. Upon surrender of these Warrants for Common Shares, the person or persons in whose name or names the Common Shares issuable upon exercise of the Warrants are to be issued shall be deemed for all purposes (except as provided in the Indenture) to be the holder or holders of record of such Common Shares and the Corporation has covenanted that it will (subject to the provisions of the Indenture) as soon as practicable and in any event within three (3) Business Days after the Exercise Date cause a certificate or certificates representing such Common Shares to be delivered to the Warrant Agency or to be mailed to the person or persons at the address or addresses specified in the Exercise Form. The registered holder of these Warrants may only acquire that number of Common Shares that is equal to the number of Common Shares

which may be acquired for the Warrants represented by this Warrant Certificate. The registered holder of these Warrants may acquire any lesser number of Common Shares than the total number of Common Shares that may be acquired upon the exercise of the Warrants represented by this Warrant Certificate. In such event, the holder shall be entitled to receive a new Warrant Certificate for the balance of the Common Shares which may be acquired. No fractional Common Shares will be issued.

The Warrants represented by this certificate are issued under and pursuant to the Indenture between the Corporation and the Warrant Agent. Reference is made to the Indenture and any instruments supplemental thereto for a full description of the rights of the holders of the Warrants and the terms and conditions upon which the Warrants are, or are to be, issued and held, with the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth. By acceptance hereof, the holder assents to all provisions of the Indenture. A copy of the Indenture will be provided at no cost to a holder who makes a request for such copy to the Corporation. The Indenture provides for adjustments to the right of exercise, including the amount of and class and kind of securities or other property issuable upon exercise, upon the happening of certain stated events, including the subdivision or consolidation of the Common Shares, certain distributions of Common Shares or securities convertible into Common Shares or of other securities or assets of the Corporation, certain offerings of rights, warrants or options and certain reorganizations. IF ANY CONFLICT EXISTS BETWEEN THE PROVISIONS CONTAINED HEREIN AND THE PROVISIONS OF THE INDENTURE, THE PROVISIONS OF THE INDENTURE SHALL GOVERN.

The Warrants evidenced hereby shall not be exercised by any person during any time that no registration statement under the U.S. Securities Act registering the Common Shares issuable upon the exercise of the Warrants evidenced hereby is effective, unless an exemption from the registration requirements of the U.S. Securities Act is available and such holder provides evidence of the availability of such exemption satisfactory to the Corporation and the Warrant Agent. During such time and prior to the Time of Expiry, any person holding such Warrants shall have the right to provide notice to the Corporation of their intent to exercise, at which time the Corporation shall, at its own discretion, either permit such holder to exercise on a cashless basis such Warrant (provided that the Common Shares issued pursuant to such cashless exercise shall not be subject to any transfer restrictions in the United States) or redeem such warrants in accordance with the terms of the Indenture.

The holder of this Warrant Certificate may, at any time prior to the Time of Expiry, upon surrender hereof to the Warrant Agent at its principal office in the city of Denver, Colorado (or such alternate place or additional place as may be designated from time to time), exchange this Warrant Certificate for other Warrant Certificates entitling the holder to acquire, in the aggregate, the same number of Common Shares as may be acquired under this Warrant Certificate.

The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in the Indenture and in this Warrant Certificate.

The parties hereto have expressly requested that this Warrant Certificate, all documents attached hereto, any notices or other documents to be given under this Warrant Certificate, and other documents related thereto be drawn up in the English language.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of the date hereof.

TEXAS RARE EARTH RESOURCES CORP.

By:
Name:
Title:

By:
Name:
Title:

COUNTERSIGNED:
SECURITIES TRANSFER CORPORATION

____
Authorized Signatory

CLASS B UNIT WARRANT EXERCISE FORM

TO: **Texas Rare Earth Resources Corp. and**
Securities Transfer Corporation

The undersigned hereby exercises the right to acquire Common Shares of Texas Rare Earth Resources Corp. (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Indenture referred to in the accompanying Warrant Certificate) in accordance with and subject to the provisions of such Indenture and in connection therewith has enclosed a certified cheque, money order or bank draft payable to Texas Rare Earth Resources Corp. in an amount equal to US$(or a price as adjusted pursuant to the Indenture) in respect of each Common Share to be issued.

Number of Warrants Exercised:

The Common Shares (or other securities or property) are to be issued as follows:

Name:

Address in full:

Social Insurance Number:

Number of Common Shares:

Note: If further nominees intended, please attach (and initial) a schedule giving these particulars.

Signature Guaranteed

(Signature of Warrantholder)
(Print full name)

Instructions:

1. The registered holder may receive its Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants to Securities Transfer Corporation at its principal office at Denver, Colorado.

2. If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the signature of such holder on the Exercise Form must be guaranteed by a member of the Securities Transfer Association Medallion program, or a member of the Stock Exchange Medallion Program.

3. If the Exercise Form is signed by an agent, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Warrant Agent and the Corporation.

4. In the United States, signature guarantees must be executed by members of a "Medallion Signature Guarantee Program" only.